                                Exhibit (10) G

               Second Amendment to Executive Severance Agreement
                            with H. Furlong Baldwin
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                                                                  Exhibit (10) G

                              SECOND AMENDMENT TO
                         EXECUTIVE SEVERANCE AGREEMENT

THIS SECOND AMENDMENT to EXECUTIVE SEVERANCE AGREEMENT is made this 18th day of January, 2000, by and between MERCANTILE BANKSHARES

CORPORATION and MERCANTILE-SAFE DEPOSIT & TRUST COMPANY (collectively,

the "Company"), and H. FURLONG BALDWIN (the "Employee").

     WHEREAS, Employee and Company entered into an Executive Severance Agreement dated December 31, 1989, which was amended by a First Amendment dated January 29, 1997 (collectively the "Agreement"); and

     WHEREAS, the Agreement, as previously extended, is scheduled to terminate on February 1, 2000; and

     WHEREAS, Company has determined to retain Employee in his current capacities beyond February 1, 2000, and Employee has agreed to do so; and

     WHEREAS, the parties wish to amend the Agreement to clarify its application to Employee subsequent to February 1, 2000.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants contained in the Agreement, the parties do hereby agree that the Agreement is hereby amended as follows:

                                 FIRST CHANGE
                                 ------------

     The last sentence of Section 1(c) (which was added by the First Amendment to the Agreement) is amended to read in its entirety as follows:

         "From and after February 1, 2000, the Change of Control Period shall mean the period commencing on that date and ending on February 1, 2001, which date shall be extended to any later date as shall be provided for cessation of employment by extension of the stated term of the Employee's Executive Employment Agreement with Mercantile Bankshares Corporation and Mercantile-Safe Deposit and Trust Company, dated March 24, 1982, as the same has been and may be from time to time amended (the 'Executive Employment Agreement')."

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                                 SECOND CHANGE

     Section 2(d) is deleted in its entirety and the following is substituted in lieu thereof:

         "(d) Good Reason; Other than for Cause or Disability. If, at any time
         -----------------------------------------------------
         during the period beginning with the Effective Date and ending on the earlier to occur of (i) the third anniversary of such date, or (ii) February 1, 2001 (which date shall be extended to any later date as shall be provided for cessation of employment by extension of the stated term of the Executive Employment Agreement), the Company shall terminate the Employee's employment other than for Cause, Disability or death, or if the Employee shall terminate his employment with the Company for Good Reason, the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination a severance payment, the value of which is three times the Employee's base amount of compensation (as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986 (the 'Code')) including, but not limited to, such items as salary, bonus, fringe benefits, and deferred compensation, less one dollar ($1.00)."

     In all other respects, the provisions of the Agreement remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Agreement as of the day and year first above written.

ATTEST:                       MERCANTILE BANKSHARES CORPORATION

/s/ Alan D. Yarbro            By: /s/ Jack E. Steil
--------------------------       ------------------------------
Alan D. Yarbro, Secretary        Jack E. Steil, Executive Vice President


                              MERCANTILE-SAFE DEPOSIT
                              AND TRUST COMPANY

/s/ Alan D. Yarbro            By: /s/ J. Marshall Reid
--------------------------       ------------------------------
Alan D. Yarbro, Secretary        J. Marshall Reid, President


WITNESS:

/s/ Alan D. Yarbro               /s/ H. Furlong Baldwin
----------------------           ------------------------------
Alan D. Yarbro                   H. Furlong Baldwin